UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2010
PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 Saint Louis, MO	63127

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 314-984-1000
6710 Clayton Road, Richmond Heights, MO 63117
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release of Panera Bread Company (the “Company”) dated October 26, 2010 announcing the Company’s financial results for the third quarter ended September 28, 2010 and describing the Company’s earnings targets for the fourth quarter of fiscal 2010 and full year of fiscal 2010.
The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure
The Company will host a conference call that will be broadcast on the Internet at 8:30 A.M. Eastern Time on Wednesday, October 27, 2010 to discuss the Company’s third quarter of fiscal 2010, preliminary earnings targets and business outlook for the fourth quarter of fiscal 2010, full year of fiscal 2010 and full year of fiscal 2011, and preliminary comparable bakery-cafe sales results for the first 27 days of the fiscal 2010 fourth quarter. Investors can access the call at http://www.panerabread.com/investor. Access to the call will be made available for 14 days after the call and the release will be archived for one year.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Exhibit
99.1	Press Release, dated October 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
Date: October 26, 2010	By:	/s/ Jeffrey W. Kip
		Name:	Jeffrey W. Kip
		Title:	Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, dated October 26, 2010